UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 15, 2006

Catapult Communications Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	0-24701	77-0086010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

160 South Whisman Road, Mountain View, California		94041
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 960-1025

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On December 18, 2006, Catapult Communications Corporation ("Registrant") issued a press release announcing the Registrant's restatement of Forms 10-Q to reclassify some short-term investments. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) (1) and (2) In preparing the Company’s consolidated financial statements for the fiscal year ended September 30, 2006, the management of Catapult Communications Corporation (the "Company") determined that the Company should have presented certain variable rate demand notes purchased in the first quarter of its fiscal year ended September 30, 2006 as short-term investments on the Company’s unaudited balance sheets and in the corresponding presentation in its statements of cash flows, and not as cash equivalents as previously reported. As a result, on December 15, 2006, the Company’s management and the Audit Committee of its Board of Directors (the "Audit Committee") concluded that the following previously issued financial statements should no longer be relied upon due to management’s identification of these errors: (i) the condensed consolidated balance sheet at December 31, 2005 and the condensed consolidated statement of cash flows for the three months then ended included in the Company’s Form 10-Q for the quarterly period ended December 31, 2005, (ii) the condensed consolidated balance sheet at March 31, 2006 and the condensed consolidated statement of cash flows for the six months then ended included in the Company’s Form 10-Q for the quarterly period ended March 31, 2006, and (iii) the condensed consolidated balance sheet at June 30, 2006 and the condensed consolidated statement of cash flows for the nine months then ended included in the Company’s Form 10-Q for the quarterly period ended June 30, 2006. These errors did not affect the Company’s revenue, net income (loss), working capital, total assets, stockholders’ equity, or net income (loss) per share as reported.

(3) The Company’s management and the Audit Committee have discussed the disclosures contained in this filing with Deloitte & Touche LLP, the Company’s independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits.

Exhibit

99.1 Press release dated December 18, 2006 announcing the Registrant's restatement of Forms 10-Q to reclassify some short-term investments.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catapult Communications Corporation

December 18, 2006	By:	/s/ Christopher A. Stephenson

Name: Christopher A. Stephenson
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 18, 2006 announcing the Registrant's restatement of Forms 10-Q to reclassify some short-term investments.